UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 2, 2005

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)

24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(734) 930-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

     On February 2, 2005, the Board of Directors of Aastrom Biosciences elected Warren Chaunce Bogard, Ph.D. to the Board. Dr. Bogard was added to the class of directors whose terms expire at the 2005 Annual Meeting of Shareholders. Dr. Bogard will serve on the Compensation and Governance & Nominating Committees. A press release announcing this election is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 4, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005

AASTROM BIOSCIENCES, INC.
By:	/s/ Alan M. Wright
Alan M. Wright
Senior Vice President, Administrative and Financial Operations, CFO

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